UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _________________________________________
FORM 8-K
  _________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 13, 2025
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AVIDITY BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39321	46-1336960
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
3020 Callan Road
San Diego, California 92121 92121
(Address of principal executive offices) (Zip Code)
(858) 401-7900
(Registrant’s telephone number, include area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
 _________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RNA	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.
On October 13, 2025, Avidity Biosciences, Inc. ("Avidity") announced that based on a pre-Biologics License Application ("BLA") meeting with the U.S. Food and Drug Administration ("FDA") regarding Avidity's planned BLA submission for del-zota, Avidity has updated its expected timing for submission of the BLA to the first quarter of 2026 from its previous guidance of year end 2025 in order to provide the FDA with additional non-clinical data to support the chemistry, manufacturing, and controls ("CMC") package.

Forward-Looking Statements

Avidity cautions readers that statements contained in this Current Report on Form 8-K regarding matters that are not historical facts are forward-looking statements. These statements are based on the company's current beliefs and expectations. Such forward-looking statements include, but are not limited to, statements regarding Avidity's plans to provide the FDA with additional non-clinical CMC data and submit a BLA for del-zota and the timing thereof. The inclusion of forward-looking statements should not be regarded as a representation by Avidity that any of these plans will be achieved. Actual results may differ from those set forth in this Current Report on Form 8-K due to the risks and uncertainties inherent in Avidity's business and those beyond its control, including, without limitation: potential delays in generating the additional non-clinical CMC data and such data and other data and information to be included in a BLA for del-zota may not be satisfactory to the FDA; preliminary results of a clinical trial are not necessarily indicative of final results; further analysis of existing clinical data and analysis of new data may lead to conclusions different from those established as of the data cutoff dates in the clinical trial of del-zota, and such data may not meet Avidity's or the FDA's expectations; unexpected adverse side effects to, or inadequate efficacy of, del-zota that may delay or limit its development, regulatory approval and/or commercialization; later developments with the FDA that could be inconsistent with the feedback received to date regarding del-zota and which could delay its currently anticipated timelines; Avidity's approach to the discovery and development of product candidates based on its AOC™ platform is unproven; potential delays in the EXPLORE44-OLE study; Avidity's dependence on third parties in connection with clinical testing and product manufacturing; legislative, judicial and regulatory developments in the United States and foreign countries; Avidity could exhaust its available capital resources sooner than it currently expects; and other risks described in Avidity's Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the Securities and Exchange Commission (“SEC”) and in subsequent filings with the SEC. Avidity cautions readers not to place undue reliance on these forward-looking statements, which speak only as of the date hereof, and the company undertakes no obligation to update such statements to reflect events that occur or circumstances that arise after the date hereof. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVIDITY BIOSCIENCES, INC.

Date: October 14, 2025	By:	/s/ Michael F. MacLean
Michael F. MacLean
Chief Financial Officer